Fees Summary	Aug. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	299,414.66
Total Transaction Valuation	2,168,100,342.75
Total Offset Amount	0
Net Fee	$ 299,414.66
Offset Table N/A	N/A